Summary Prospectus Seix High Yield Fund AUGUST 1, 2010 Class / Ticker Symbol A / HYPSX R / HYLSX I / SAMHX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.ridgeworth.com/prospectus. You can also get this information at no cost by calling the Funds at 1-888-784-3863 or by sending an email request to info@ridgeworth.com. The current Prospectus and Statement of Additional Information, dated August 1, 2010, are incorporated by reference into this summary prospectus.

Investment Objective

The Seix High Yield Fund (the “Fund”) seeks high income and, secondarily, capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in RidgeWorth Funds. More information about these and other discounts is available from your financial professional and in Sales Charges on page 90 of the Fund’s prospectus and Rights of Accumulation on page 84 of the Fund’s Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)

	A Shares	R Shares	I Shares
Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	4.75%	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	A Shares	R Shares	I Shares
Management Fees	0.43%	0.43%	0.43%
Distribution (12b-1) Fees	0.25%	0.50%	None
Other Expenses	0.06%	0.13%	0.06%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses	0.75%	1.07%	0.50%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

A Shares	$548	$703	$872	$1,361

R Shares	$109	$340	$590	$1,306

I Shares	$51	$160	$280	$628

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 116% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in various types of lower rated, higher yielding debt instruments, including corporate obligations, floating rate loans and other debt obligations. The Fund may invest in debt obligations of U.S. and non-U.S. issuers, including emerging market debt. The

August 1, 2010	1	Summary Prospectus

Fund’s investment in non-U.S. issuers may at times be significant. Under normal circumstances, the Fund invests at least 80% of its net assets in high yield securities. These securities will be chosen from the broad universe of available U.S. dollar denominated, high yield securities rated below investment grade by either Moody’s Investors Service or Standard & Poor’s Ratings Services or unrated securities that the Subadviser believes are of comparable quality. Such securities are commonly known as “junk bonds” and offer greater risks than investment grade bonds. Although the Fund seeks to achieve its investment objective primarily through investment in high yield securities, the Fund may invest up to 20% of its net assets in investment grade securities. The Fund will be managed with a duration that is close to the Fund’s comparative benchmark, the Merrill Lynch U.S. High Yield BB/B Rated Constrained Index, which is generally between 3 and 6 years. Duration measures a bond or Fund’s sensitivity to interest rate changes and is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of five years, its value will change by 5% if rates change by 1%. Shorter duration bonds result in lower expected volatility. The Fund may also invest a portion of its assets in securities that are restricted as to resale.

In selecting investments for purchase and sale, the Fund’s subadviser, Seix Investment Advisors LLC (the “Subadviser”) employs a research driven process designed to identify value areas within the high yield market and attempts to identify lower rated, higher yielding bonds offering above average total return. Additionally, the Subadviser will emphasize securities which are within the segment of the high yield market it has targeted for emphasis, which are “BB” and “B” rated issuers. The Subadviser seeks to identify securities which generally seek to meet the following criteria: (1) industries that have sound fundamentals; (2) companies that have good business prospects and increasing credit strength; and (3) issuers with stable or growing cash flows and effective management.

In addition, to implement its investment strategy, the Fund may buy or sell derivative instruments (such as swaps, including credit default swaps, futures, credit linked notes, options, inverse floaters and warrants) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or credit risks. The Fund may count the value of certain derivatives with below investment grade fixed income characteristics towards its policy to invest, under normal circumstances, at least 80% of its net assets in high yield securities.

Principal Investment Risks

Interest Rate Risk: Debt securities will generally lose value if interest rates increase. U.S. Government securities can exhibit price movements resulting from changes in interest rates. Interest rate risk is generally higher for investments with longer maturities or durations. Treasury inflation protected securities (“TIPS”) can also exhibit price movements as a result of changing inflation expectations and seasonal inflation patterns.

Credit Risk: Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal, or go bankrupt, or that the value of the securities will decline because of a market perception that the owner may not make payment on time. The lower the rating of a debt security, the higher its credit risk.

Below Investment Grade Securities Risk: Below investment grade securities (sometimes referred to as “junk bonds”) involve greater risk of default or downgrade and are more volatile than investment grade securities. Below investment grade securities may also be less liquid than higher quality securities.

Floating Rate Loan Risk: The risks associated with floating rate loans are similar to the risks of below investment grade securities. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. The sale and purchase of a bank loan are subject to the requirements of the underlying credit agreement governing such bank loan. These requirements may limit the eligible pool of potential bank loan holders by placing conditions or restrictions on sales and purchases of bank loans.

Bank loans are not traded on an exchange and purchasers and sellers of bank loans rely on market makers, usually the administrative agent for a particular bank loan, to trade bank loans. These factors, in addition to overall market volatility, may negatively impact the liquidity of loans. Difficulty in selling a floating rate loan may result in a loss.

Borrowers may pay back principal before the scheduled due date when interest rates decline, which may require the Fund to replace a particular loan with a lower-yielding security. There may be less extensive public information available with respect to loans than for rated, registered or exchange listed securities. The Fund may assume the credit risk of the administrative agent in addition to the borrower, and investments in loan assignments may involve the risks of being a lender.

Prepayment and Call Risk: When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss.

Foreign Securities Risk: Foreign securities involve special risks such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal

Summary Prospectus	2	August 1, 2010

developments and delays in enforcement of rights. These risks are increased for investments in emerging markets.

Derivatives Risk: Because the Fund may invest in derivatives, it is exposed to additional volatility and potential loss. Losses on investments in certain types of derivatives may exceed the Fund’s initial investment.

Swap Risk: The Fund may enter into swap agreements, including credit default swaps, for purposes of attempting to gain exposure to a particular asset without actually purchasing that asset, or to hedge a position. Credit default swaps may increase the Fund’s exposure to credit risk and could result in losses if the Subadviser does not correctly evaluate the creditworthiness of the entity on which the credit default swap is based. Swap agreements may also subject the Fund to the risk that the counterparty to the transaction may not meet its obligations.

Leverage Risk: Certain transactions and the use of derivatives such as foreign currency forward contracts, swaps and futures may create leveraging risk. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. The Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. The Fund began operating on October 11, 2004. Performance between December 29, 2000 to October 11, 2004 is that of the I Shares of the Seix High Yield Fund, the Fund’s predecessor. At the close of business on July 31, 2009, all outstanding C Shares converted to R Shares. R Shares performance shown below prior to that date is that of C Shares and has not been adjusted to reflect R Shares expenses. The performance of the predecessor fund’s I Shares has not been adjusted to reflect the Fund’s A Share or R Share expenses. If it had been, the performance would have been lower.

This bar chart shows the changes in performance of the Fund’s I Shares from year to year.*

Best Quarter	Worst Quarter
11.39%	-14.52%
(6/30/09)	(12/31/08)

*	The performance information shown above is based on a calendar year. The Fund’s total return from 1/1/10 to 6/30/10 was 3.56%.

This table compares the Fund’s average annual total returns for the periods indicated with those of a broad measure of market performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the I Shares. After-tax returns for other classes will vary.

			Since
	1 Year	5 Years	Inception*

A Shares Returns Before Taxes	29.28%	2.93%	6.04%

R Shares Returns Before Taxes	34.66%	3.10%	6.22%

I Shares Returns Before Taxes	35.70%	4.03%	6.78%

I Shares Returns After Taxes on Distributions	31.58%	1.23%	4.03%

I Shares Returns After Taxes on Distributions and Sale of Fund Shares	22.89%	1.77%	4.17%

Bank of America Merrill Lynch U.S. High Yield BB/B Rated Constrained Index (reflects no deduction for fees, expenses or taxes)	46.06%	5.49%	7.28%

*	Since inception of the predecessor fund on December 29, 2000. Benchmark returns since December 31, 2000 (benchmark returns available only on a month-end basis).

Updated performance information is available by contacting the RidgeWorth Funds at 1-888-784-3863, or by visiting www.ridgeworth.com.

August 1, 2010	3	Summary Prospectus

Investment Adviser and Subadviser

RidgeWorth Investments is the Fund’s investment adviser. Seix Investment Advisors LLC is the Fund’s subadviser.

Portfolio Management

Mr. Michael McEachern, CFA, President and Senior Portfolio Manager, has been a member of the Fund’s management team since the Fund’s inception. Mr. Michael Kirkpatrick, Managing Director and Senior Portfolio Manager, has been a member of the Fund’s management team since 2007. Mr. Brian Nold, M.D., Managing Director and Senior Portfolio Manager, has been a member of the Fund’s management team since 2007.

Purchasing and Selling Your Shares

You may purchase or redeem Fund shares on any business day. You may purchase and redeem A and R Shares of the Fund through financial institutions or intermediaries that are authorized to place transactions in Fund shares for their customers. Please contact your financial institution or intermediary directly and follow its procedures for fund share transactions. The Fund offers I Shares to financial institutions and intermediaries for their own accounts or for the accounts of customers for whom they may act as fiduciary agent, investment adviser, or custodian. Please consult your financial institution or intermediary to find out about how to purchase I Shares of the Fund.

The minimum initial investment amounts for each class are shown below, although these minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.

Class	Dollar Amount

A Shares	$2,000
R Shares	$5,000 ($2,000 for IRA or other tax qualified accounts)
I Shares	None

Tax Information

The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

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